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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                   FORM 8-K/A
                                AMENDEMENT NO. 1


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                 April 30, 2002



                        Choice Hotels International, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------

                 (State or other jurisdiction of incorporation)



        001-13393                                      52-1209792
        ---------                                      ----------
(Commission File Number)                    (IRS Employer Identification No.)




10750 Columbia Pike, Silver Spring, Maryland                    20901
--------------------------------------------                    -----
(Address of principal executive offices)                      (Zip code)





                         Registrant's telephone number,
                        including area code (301)592-5000
                                            -------------




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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 6, 2002, Choice Hotels International, Inc. (the "Company") filed a Current Report on Form 8-K disclosing in Item 4 thereof the cessation of its relationship with Arthur Andersen LLP ("Andersen"), its independent public accountant. The cessation of the relationship was the result of, and effectuated by, the Company's dismissal of Andersen.

Item 7. Financial Statements and Exhibits
-------  ---------------------------------
(c)     Exhibits
        --------

         16.2 Letter of Arthur Andersen LLP to the Securities and Exchange Commission dated May 13, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHOICE HOTELS INTERNATIONAL, INC.
                                                    (Registrant)


                                           By: /s/ Joseph M. Squeri
                                               ------------------------
                                           Name: Joseph M. Squeri
                                           Title: Senior Vice President,
                                           Development & Chief Financial Officer

Date: May 13, 2002


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                                  EXHIBIT INDEX


Exhibit                             Description
Number                              -----------
-------


16.2 Letter of Arthur Andersen LLP to the Securities and Exchange Commission dated May 13, 2002.


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